                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14A of
                       the Securities Exchange Act of 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Cheek the appropriate box:
/ /    Preliminary Proxy Statement
/ /    Definitive Proxy Statement
/X/    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                            STARWOOD FINANCIAL TRUST
                       TRINET CORPORATE REALTY TRUST, INC.
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              (Name of Registrants as Specified in their Charters)



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    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:


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       (2)     Aggregate number of securities to which transaction applies:


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       (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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       (4)     Proposed maximum aggregate value of transaction:


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/  /    Fee paid previously with preliminary materials.
/  /    Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:


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        (2)    Form, Schedule or Registration Statement No.:


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        (3)    Filing Party:


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        (4)    Date Filed:


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

                        TRINET CORPORATE REALTY TRUST, INC.
                        One Embarcadero Center, 33rd Floor
                          San Francisco, California 94111


                                                                October 22, 1999


Dear Fellow Stockholder:

According to our latest records, we have not yet received your proxy for the important Special Meeting of Stockholders of TriNet Corporate Realty Trust, Inc. to be held on November 3, 1999, at which stockholders will vote on the proposed merger with Starwood Financial Trust. Your Board of Directors has unanimously recommended that stockholders vote in favor of the merger.

YOU SHOULD ALSO BE AWARE THAT INSTITUTIONAL SHAREHOLDER SERVICES, THE NATION'S LEADING VOTING ADVISORY SERVICE, HAS RECOMMENDED THAT ITS CLIENTS, INCLUDING INSTITUTIONAL INVESTORS, MUTUAL FUNDS AND OTHER FIDUCIARIES, VOTE FOR THE MERGER.

PLEASE HELP YOUR COMPANY AVOID THE EXPENSE OF FURTHER SOLICITATION BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD TODAY.

Thank you for your continued support.

Very truly yours,


Robert W. Holman, Jr.
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER


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             If you have any questions, or need assistance in voting
                 your shares, please call our information agent,

                            INNISFREE M&A INCORPORATED
                           TOLL-FREE, at 1-888-750-5834.


                                 IMPORTANT NOTE:
                 IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
             YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.
               PLEASE CALL INNISFREE AT 888-750-5834 FOR ASSISTANCE.
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

N E W S  B U L L E T I N           RE: Starwood Financial                 TriNet Corporate
                                       1114 Avenue of the Americas        Realty Trust
        FROM:                          27th Floor                         One Embarcadero Center
                                       New York, NY 10036                 33rd Floor
The Financial Relations Board          Traded ASE: APT                    San Francisco, CA 94111
-----------------------------                                             Traded NYSE: TRI
B S M G  W O R L D W I D E

AT STARWOOD FINANCIAL:                                 AT TRINET:
Spencer B. Haber                                       Elisa F. DiTommaso
Executive Vice President-Finance and CFO               Senior Vice President-Finance and CFO
(212) 930-9400                                         (415) 391-4300

MEDIA INQUIRIES:                                       INVESTOR INQUIRIES:
Eric Berman, Adam Weiner or Sarah Zitter Milstein      Innisfree M&A Incorporated
Kekst and Company                                      (888) 750-5834
(212) 521-4800
-------------------------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
OCTOBER 22, 1999

                        LEADING VOTING ADVISOR RECOMMENDS
                    VOTE FOR STARWOOD FINANCIAL-TRINET MERGER

        Starwood Financial Board Formally Approves Stock Repurchase Program

NEW YORK and SAN FRANCISCO - October 22, 1999 - Starwood Financial Trust (ASE: APT) and TriNet Corporate Reality Trust, Inc. (NYSE:TRI) announced today that Institutional Shareholder Services ("ISS"), the nation's leading voting advisory service, has recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote FOR the merger of Starwood Financial and TriNet.

     In its report, ISS noted that:

     - The merger will create the largest publicly-traded finance company with an exclusive focus on commercial real estate.
     - TriNet's business of providing net leases to creditworthy corporate tenants complements Starwood Financial's role in providing mortgage and other structured financing alternatives to real estate owners.
     - The merger will enhance the national scope of the combined company and may provide better access to capital and the scale to conduct larger transactions, which are subject to less competition.
     - The merger will increase the diversification of the combined company's asset base in terms of borrower/tenant concentration, property type, asset type and geography.

     After weighing these positive considerations against any possible risk factors associated with the proposed transaction, ISS concluded that the Starwood Financial-TriNet merger agreement warrants shareholder support.

                                    - more -

Leading Voting Advisor Recommends Vote FOR Starwood Financial-TriNet Merger Page 2 of 2

     Starwood Financial and TriNet have scheduled special shareholder meetings for Wednesday, November 3, 1999, at which time the results of the companies' shareholder votes will be announced. An interactive investor presentation regarding the merger is available on the Internet at www.vcall.com (enter ticker symbol APT). In addition, shareholders may obtain a copy of the proxy statement and proxy cards from the companies' solicitation agent, Innisfree M&A Incorporated at 888-750-5834.

     Starwood Financial also announced today that its Board has formally approved the implementation of a stock repurchase program upon closing of the merger, as previously described in the proxy statement mailed to shareholders with regard to the Starwood Financial-TriNet merger. The authorization allows Starwood Financial to purchase up to five million shares of its common stock from time to time after the closing of the merger, in the open market or through negotiated transactions.

     TriNet Corporate Realty Trust, Inc. is the largest publicly-traded company specializing in the net leasing of corporate office and warehouse distribution properties. TriNet provides capital to major corporations and real estate owners nationwide by structuring purchase/leaseback transactions and acquiring properties subject to existing long-term leases to creditworthy office and industrial tenants. The company's portfolio contains 143 properties comprising more than 19 million square feet in 25 states and is 96% leased. Additional information on TriNet Corporate Realty Trust, Inc. is available on the company's Web site at http://www.tricorp.com.

     Starwood Financial is the leading publicly-traded finance company focused exclusively on the commercial real estate industry. The company, which is taxed as a real estate investment trust, provides structured mortgage, mezzanine and lease financing through its proprietary origination, acquisition and servicing platform. The company's mission is to maximize risk-adjusted returns on equity by providing innovative and value-added financing solutions to the real estate industry.

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